UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 1, 2015

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Suite 23, 3301 Spring Mountain Rd,
Las Vegas, NV 89102
	(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	702-776-8066

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4-MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

(b) On May 1, 2015, the Company's Board of Directors approved the engagement of WLCC Accountancy Corp. as the Company's independent accountant effective immediately to audit the Company's annual financial statements as of the end of 2015 and to perform reviews of interim financial statements during 2015.

During the two most recent fiscal years ended December 31, 2014 and 2013 and any subsequent interim periods through May 1, 2015, neither the Company nor anyone acting on its behalf consulted with WLCC Accountancy Corp. regarding

(i)                   either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)                 any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Chang, Kai has resigned from the position of Director of San Lotus Holding Inc. on May 1, 2015.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)     The Company's Board of Directors approved to effect the amendment to Section 2 of Article III in its bylaws as " The number of directors of the Corporation shall be that number as may be fixed from time to time by resolution of the Board of Directors, and the number of directors of the Corporation shall not be less than seven (7) nor greater than fifteen (15)." Also, the Company's Board of Directors approved to amend the second paragraph in Section 2 of Article III in its bylaws as "Class I shall initially consist of three (3) directors and Class II shall initially consist of four (4) directors." A copy of the amended bylaws is attached hereto as Exhibit 5.3 and incorporated herein by reference.

Item 8.01 Other Events.

The Company shall follow the guidance of SAB Topic 5G and ASC 805-30-5 to record the historical cost of all land acquired by the Company or its subsidiary as the historical carrying value to the land. Additionally, by following Rule 5-02.30 of Regulation S-X and SAB topic 4D, the Company shall treat the differences between the land's market value and historical carrying value as the Contra-Equity Item in the Company's financial statements for the subsequent fiscal years and quarters.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
5.3	Amended bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN LOTUS HOLDING INC.

Dated: May 1, 2015

By:     /s/Chen, Li-Hsing

Chen, Li-Hsing

President and Chairman of the Board